                                                                   EXHIBIT 25.1
 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)


                                                             95-3571558
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

700 S. FLOWER STREET
2ND FLOOR
LOS ANGELES, CALIFORNIA                                      90017-4104
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                       100 ASHFORD CENTER NORTH, SUITE 520
                                ATLANTA, GA 30338
                             ATTN: BARBARA K. ROYAL
                                 (770) 698-5131
           (Name, address, and telephone number of agent for service)
                           ---------------------------
                                AIRGATE PCS, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                  58-2422929
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

HARRIS TOWER                                              30303
233 PEACHTREE STREET, N.E.                                (Zip code)
SUITE 1700
ATLANTA, GEORGIA
(Address of principal executive offices)

                           ---------------------------
           First Priority Senior Secured Floating Rate Notes due 2011
                       (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1. General information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.


--------------------------------------------------------------------------------
                          Name                                      Address
--------------------------------------------------------------------------------
        COMPTROLLER OF THE CURRENCY                       WASHINGTON, D.C. 20219
        UNITED STATES DEPARTMENT OF THE
        TREASURY

        FEDERAL RESERVE BANK                              ATLANTA, GEORGIA 30309

        FEDERAL DEPOSIT INSURANCE CORPORATION             WASHINGTON, D.C. 20429

        (b)     Whether it is authorized to exercise corporate trust powers.

        YES.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        NONE.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and
        17 C.F.R. 229.10(d).

        1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-122050).

        2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-122050).

        3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-122050).

        4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-122050).

        6. The consent of the trustee required by Section 321(b) of the Act.

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 21st day of January, 2005.




                                          THE BANK OF NEW YORK
                                          TRUST COMPANY, N.A.

                                          By:   /s/ Barbara K. Royal
                                             ----------------------------------
                                          Name:   Barbara K. Royal
                                          Title:  Assistant Vice President

                                                                       EXHIBIT 6





                             CONSENT OF THE TRUSTEE



Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, The Bank of New York Trust Company, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                          THE BANK OF NEW YORK
                                          TRUST COMPANY, N.A.


                                          By: /s/ Barbara K. Royal
                                              -------------------------------
                                              Name:   Barbara K. Royal
                                              Title:  Assistant Vice President


Atlanta, Georgia
January 21, 2005

                                                                       EXHIBIT 7

                      Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
           of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

         At the close of business November 30, 2004, published in accordance with Federal regulatory authority instructions.



                                                                                        Dollar Amounts
                                                                                          in Thousands
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin.....................................................................        11,020
         Interest-bearing balances...................................................................            20
Securities:
         Held-to-maturity securities.................................................................         8,930
         Available-for-sale securities...............................................................        29,892
Federal funds sold and securities
  purchased under agreements to resell:
         Federal funds sold .........................................................................        25,700
         Securities purchased under agreements to resell.............................................       111,000
Loans and lease financing receivables:
         Loans and leases held for sale..............................................................             0
         Loans and leases,
           net of unearned income....................................................................             0
         LESS: Allowance for loan and
           lease losses..............................................................................             0
         Loans and leases, net of unearned
           income and allowance .....................................................................             0
Trading assets.......................................................................................             0
Premises and fixed assets (including
         capitalized leases).........................................................................         2,365
Other real estate owned..............................................................................             0
Investments in unconsolidated
         subsidiaries and associated
         companies...................................................................................             0
Customers' liability to this bank
         on acceptances outstanding..................................................................             0
Intangible assets:
      Goodwill   ....................................................................................       237,448
      Other Intangible Assets .......................................................................        17,614
Other assets.........................................................................................        25,184
                                                                                                           --------
Total assets.........................................................................................      $469,173
                                                                                                           ========




LIABILITIES
Deposits:
         In domestic offices
         Noninterest-bearing...........................................................................      12,587
         Interest-bearing..............................................................................           0
Not applicable
Federal funds purchased and securities
  sold under agreements to repurchase:
         Federal funds purchased.......................................................................           0
         Securities sold under agreements to repurchase................................................           0
Trading liabilities....................................................................................           0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases).......................................................................................      58,193
Not applicable
Bank's liability on acceptances
           executed and outstanding....................................................................           0
Subordinated notes and debentures......................................................................           0
Other liabilities......................................................................................      45,767
                                                                                                             ------
Total liabilities......................................................................................    $116,548
                                                                                                           ========
Minority interest in consolidated subsidiaries.........................................................           0

EQUITY CAPITAL

Perpetual preferred stock and related surplus..........................................................           0
Common stock...........................................................................................       1,000
Surplus................................................................................................     294,050
Retained earnings......................................................................................      57,632
Accumulated other comprehensive
         income........................................................................................
Other equity capital components........................................................................        (57)
                                                                                                           --------
Total equity capital...................................................................................    $352,625
                                                                                                           --------
Total liabilities, minority interest, and equity capital...............................................    $469,173
                                                                                                          =========



         I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

        Thomas J. Mastro           )        Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


        Richard G. Jackson         )
        Nicholas C. English        )       Directors
        Karen B. Shupenko          )